Exhibit 99.1

The InhiBET TM Platform Bromodomain & End Terminal (BET) Inhibitors in Autoimmune Disease Iain Stuart, Ph.D Chief Scientific Officer B&T Cell - Mediated Autoimmune Disease Drug Development Conference, July 27, 2022 1

Forward Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including, but not limited to statements regarding the development of VYNE’s product candidates, the timing of its clinical trials and regulatory filings and other statements regarding the future expectations, plans and prospects of VYNE . All statements in this presentation which are not historical facts are forward - looking statements . Any forward - looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward - looking statements . These risks and uncertainties include, but are not limited to : VYNE’s ability to successfully develop its product candidates ; the timing of commencement of future non - clinical studies and clinical trials ; VYNE’s ability to enroll patients and successfully progress, complete, and receive favorable results in, clinical trials for its product candidates ; VYNE’s ability to exercise its exclusive option with respect to VYN 202 pursuant to the terms of the option agreement with In 4 Derm Limited ; VYNE’s intentions and its ability to obtain additional funding, either through equity or debt financing transactions or collaboration arrangements ; disruptions related to COVID - 19 or another pandemic, epidemic or outbreak of a contagious disease, on the ability of VYNE’s suppliers to manufacture and provide materials for our product candidates, initiating and retaining patients in clinical trials, operating results, liquidity and financial condition ; the regulatory approval process for VYNE’s product candidates, including any delay or failure in obtaining requisite approvals ; the potential market size of treatments for any diseases and market adoption of products, if approved or cleared for commercial use, by physicians and patients ; developments and projections relating to competitors and the pharmaceuticals industry, including competing drugs and therapies ; the timing or likelihood of regulatory filings and approvals or clearances for product candidates ; VYNE’s ability to comply with various regulations applicable to its business, including Nasdaq continued listing rules ; VYNE’s ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates, including the projected terms of patent protection ; risks that any of VYNE’s patents may be held to be narrowed, invalid or unenforceable or one or more of VYNE’s patent applications may not be granted and potential competitors may also seek to design around VYNE’s granted patents or patent applications ; the timing, costs or results of litigation, including litigation to protect its intellectual property ; VYNE’s ability to successfully challenge intellectual property claimed by others ; estimates of VYNE’s expenses, capital requirements, its needs for additional financing and its ability to obtain additional capital on acceptable terms or at all ; VYNE’s ability to attract and retain key scientific or management personnel ; VYNE’s defense of any litigation that may be initiated against it ; VYNE’s expectations regarding licensing, business transactions and strategic operations ; VYNE’s future financial performance and liquidity ; and volatility in VYNE’s stock price may result in rapid and substantial increases or decreases in the stock price that may or may not be related to the company’s operating performance or prospects . For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward - looking statements, see the section titled “Risk Factors” in VYNE’s annual report on Form 10 - K for the year ended December 31 , 2021 as well as discussions of potential risks, uncertainties, and other important factors in VYNE’s subsequent filings with the U . S . Securities and Exchange Commission . Although VYNE believes these forward - looking statements are reasonable, they speak only as of the date of this presentation and VYNE undertakes no obligation to update publicly such forward - looking statements to reflect subsequent events or circumstances, except as otherwise required by law . Given these risks and uncertainties, you should not rely upon forward - looking statements as predictions of future events . The trademarks included herein are the property of the owners thereof and are used for reference purposes only . This presentation concerns product candidates that are under clinical investigation . None of such product candidates have been approved for marketing by the FDA or the EMA, and such product candidates are currently limited to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated . 2

Bromodomain and end terminal proteins: Epigenetic enablers of transcription

Domain structure of human BET proteins



Brd4 A
1
58-169
BD1
349-461
BD2
600-678
ET
1325-1362
CTD
Brd4 B
1
58-169
BD1
349-461
BD2
600-678
ET
719-794
unique
Brd4 C
1
58-169
BD1
349-461
BD2
600-678
ET
722
Brd2
1
74-185
BD1
345-457
BD2
632-710
ET
801
Brd3
1
34-145
BD1
307-419
BD2
562-640
ET
726
Brdt
1
27-138
BD1
268-380
BD2
500-578
ET
910-947
CTD
chromatin interaction
chromatin interaction
enzyme complex binding
interaction P-TEFb cyclin T1 cdk9
interaction P-TEFb cyclin T1 cdk9

Functional binding domains

- The bromodomain family ("Brd" or "BD") is comprises of 4 members (BRD2-4, BRDT) and have two shared domains, bromodomain 1 and 2 (BD1 and BD2) with an extra-terminal domain
- Both BD1 and BD2 are recognized as druggable small molecule inhibitor targets
- Historically it had been difficult to design selective domain-specific inhibitors due to high amino acid homology between BD1 and BD2.

Shi & Vakoc, Mol. Cell 2014

3

BET Proteins Play a Key Role
in the Regulation of Inflammatory and Oncogenic Genes involved in Several Diseases



BRD4
N-terminal of histones
Gene transcription stimulated
Histones

BET proteins bind to histones in chromatin by "reading" acetylated lysine motifs on N-terminus of histone tails and recruit co-regulatory complexes:

Pro-inflammatory genes, leading to:

- Increased cytokine expression that activate B&T cells
- An increase in autoimmune and cardiovascular diseases

Oncogenic genes, leading to:

- Increased cell proliferation/survival
- An increase in solid tumors and hematologic malignancies

4

How BET Proteins Influence Transcriptional Machinery

Role of BET proteins in Pro-Inflammatory Cytokine Production in Autoimmune Diseases



Pro-inflammatory cytokines
1
Cytokines bind to cytokine receptors
2
Activation of NF-κβ kinase complex
cell membrane
nuclear membrane
3
Nuclear translocation
4
Recruitment of transcription factors & formation of transcriptional complexes
BRD4
active gene
cytokine transcription
5
cytokine translation
6

NF-KB = Nuclear Factor Kappa B

5

BET Inhibitors Block BD1/BD2 Binding
to Acetylated Lysines and Stall Pro-inflammatory Protein Transcription



Pro-inflammatory cytokines
↓ cytokines
5
1
BET INHIBITOR
Binds BD1 and/or BD2 of BRD4 protein making it unable recognize acetylated histones & recruit transcription factors/form transcription complexes cell membrane
nuclear membrane
4
↓ cytokine translation
3
↓ cytokine transcription
BRD4
BD1
BD2
2
inactive gene
Pro-inflammatory cytokines

VYNE THERAPEUTICS™

6

BET inhibitor biology – what have we learned?

Bromodomain functionality

- Each BRD bromodomain plays distinct roles transcription regulation – they don't do the same job
  - Steady-state gene expression primarily requires BD1.
  - Rapid increase of gene expression induced by inflammatory stimuli requires both BD1 and BD2.

General BET inhibitor effect on cytokine release

- BET inhibitors are not immuno-inhibitory "shotguns", not all cytokines are regulated by BETs. SAR is not intuitive.



TNFα
IL-6
CCL2
CXCL1
TNFα, pg/ml
IL-6, pg/ml
MCP-1, pg/ml
KC, pg/ml
Vh
non-targeting siRNA
siBrd2
siBrd3
siBrd4

BET inhibitor clinical safety

- BD2-selective BET inhibitors could have improved safety profiles with greater applicability outside of oncology due to less DLTs relating to reprotoxicity (BRDT target), GI stem cell toxicities and severe thrombocytopenias.

Drug design strategies for BET inhibitors

- Key for pan-BD BET inhibitors is to mitigate systemic exposure (tissue targeted administration routes/formulations, prodrug/soft drug delivery strategies
- For indications requiring systemic administration routes, focus on maximizing BD2 v's BD1 selectivity

Dawson et al, Science 2020
Belkina, Nikolajczyk & Denis, J. Immunol. 2013

7

VYNE THERAPEUTICS

InhibET™ BET Inhibitor Platform Overview

Small molecule pan-BD and BD2-selective BET inhibitors

VYN201

Locally administered Pan-BD BET inhibitor

Designed to address diseases involving multiple, diverse inflammatory cell signaling pathways with low systemic exposure

Broad BD activity:

- Low nM Kd against both BD1 and BD2 domains

Systemic toxicity mitigation:

- Inflammatory tissue targeting, very high first pass metabolism

Competition:

- Many BET inhibitors in development bind to BD1 and BD2 and are orally delivered with significant DLTs

Potential Indications:

- Vitiligo
- Other indications benefiting from local application and "soft drug" approach

BRD4 BET Protein



VYN201 binds to both BD1 and BD2
BD2
BD1
Oral VYN202 selectively binds to BD2

VYN202

Oral BD2-selective BET inhibitor

Designed to selectively bind to BD2 and is being developed for major immuno-inflammatory diseases

Focused BD activity:

- Low nM Kd against BD2 domain
- Highly selective inhibition of BD2 domain of the BRD4 protein (~1000-fold selectivity vs. BD1)
- Targeting improved safety profile compared to oral pan-BD BET inhibitors

Potential Indications:

- Immuno-inflammatory indications such as rheumatoid arthritis, systemic lupus erythematosus, ulcerative colitis/Crohn's and multiple sclerosis; additional potential in myeloproliferative neoplastic disorders

VYNE THERAPEUTICS

8

Confidential – For Internal Use Only. VYN202 Orally available BD2 selective BET inhibitor

Potential Target Market 1 : • Immuno - inflammatory indications such as rheumatoid arthritis, systemic lupus erythematosus, ulcerative colitis/Crohn's and multiple sclerosis; additional potential in myeloproliferative neoplastic disorders 2 Focused activity: • Highly selective inhibition of BD2 domain of the BRD4 protein • Targeting improved safety profile compared to oral pan - BD BET inhibitors Targeted Near Term Milestones: • Candidate Selection – 2022 VYN202 Program Highlights & Molecular Profile VYN202 is an oral BET inhibitor designed to selectively bind to BD2 and is being developed for major immuno - inflammatory diseases 1. Initial indication to be communicated following candidate selection, exercise of option, IND - enabling studies and completion of requisite pre - clinical evaluations 2. List included is not exhaustive of potential indications 10 Potency vs. BD2 Selectivity BD2:BD1 Oral Bioavailability VYN202

Confidential – For Internal Use Only. VYN201 Locally administered pan - BD BET inhibitor Non - clinical efficacy program

VYN201 Pre-Clinical Efficacy Model Evaluations

Program designed to investigate the targeted administration of a "soft drug" pan-BD BET inhibitor to maximize local effect and minimize systemic exposure

Indication/area	Model	Administration Route	Status
Th17 autoimmune diseases	IMI-induction mouse model	Topical	Complete
Th2 autoimmune diseases	DNCB-induction mouse model	Topical	Complete
Fibrosis	Wound healing outcomes mouse model	Topical	Complete
Vitiligo	Reconstituted human epithelial skin TNFα/IFNγ induction model	Topical	Complete
Idiopathic pulmonary fibrosis	Bleomycin-induction mouse model	Intra-nasal	Complete
Rheumatoid arthritis	Intra-articular cytokine cocktail mouse model	Intra-articular	Complete
Macular degeneration	Choroidal neovascularization rat model	Intra-orbital/vitreous	Complete
Colitis (gut restricted)	DSS-induction mouse model	Oral	Complete
Oncology (AML/melanoma)	Human cell line screening and biomarker discovery	In-vitro	On-going

12

VYNE™ THERAPEUTICS

Confidential – For Internal Use Only. VYN201 Psoriasis murine model (topical)

IMI – Imiquimod. *Composite Inflammation Severity Score is a composite mean score of erythema and peeling severity scored on a 4 - point ordinal sc ale per domain (0=none, 1=mild, 2=moderate and 3=severe for a maximum score of 6), data expressed as a mean percentage change from initiation of treatment phase. Dorsal depilated BALB - C mice were dosed topically for 14 days with 100mg topical IMI cream (Day 1 - 7: induction phase, Day 8 - 14: treatment phase). N=4 animals were assigned to each treatment group with each group receiving 100mg of allocated treatment on Day 8 - 14 once daily • Dose dependent response was observed over the VYN201 concentration range 0.001% to 0.1% • There was a 94% reduction in composite score for VYN201 0.1% relative to vehicle control group at Day 7 • VYN201 0.1% had comparable efficacy to clobetasol propionate 0.05% cream - 94% -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 Mean percent change in body weight Post - Induction Treatment Day VYN201 Vehicle (HC) VYN201 Vehicle VYN201 0.1% Clobetasol Cream 0.05% 0 20 40 60 80 100 120 140 0 1 2 3 4 5 6 7 Mean percent change in Composite Inflammation Severity Score Post - Induction Treatment Day VYN201 Vehicle VYN201 0.001% VYN201 0.01% VYN201 0.1% Clobetasol Cream 0.05% • Animals treated with VYN201 0.1% continued to gain body weight in a similar manner to healthy control group treated with vehicle • Clobetasol cream 0.05% group had a 17% reduction in body weight compared to the VYN201 0.1% group at treatment day 7 - 17 % VYN201: Comparable Efficacy to Superpotent Steroid Clobetasol in a TH17 - Mediated Murine Inflammation Model; Potential for Greater Tolerability 14

VYN201 0.1% VYN201 Vehicle Clobetasol Cream 0.05% • No appreciable improvement in clinical signs • Substantial resolution of clinical signs • Skin presents with normal physiology with no evidence of striae rubrae or atrophy • No evidence suggestive of intolerance • Substantial resolution of clinical signs • Significant evidence of dermal atrophy (clear presence of both rhytides/fine wrinkles and deep wrinkles) • Marked dermal translucency and elastolysis VYN201: Normal Skin Physiology in TH17 - Mediated Murine Inflammation Model Suggests VYN201 Well Tolerated (Day 7) 15

VYN201 Significantly Reduced Expression of Several Key Pro - Inflammatory Proteins Relevant to Th17 - mediated Autoimmune Diseases in Human Tissue 1 Interleukin 36 - gamma IL36 γ is implicated in upregulating IL - 17A signaling - related genes and so able to amplify keratinocyte inflammatory responses by promoting not only their own expression but also that of other cytokines related to Th17 signaling CXC motif chemokine ligand 10 (LP - 10) An inflammatory cell chemoattractant secreted in response to interferon gamma. LP - 10 is significantly overexpressed in many autoimmune diseases (>25 - fold) vs. healthy skin 1 >95% Inhibition seen with assays for IL - 36 γ & LP - 10 1. Data on file. Results presented from qPCR analysis of processed and Th17 - stimulated ex vivo human skin tissue based on a meth od derived from Garrett S.M., Zhao Q., and Feghali - Bostwick C. (2019) Induction of a Th17 phenotype in human skin – a mimic of dermal inflammatory diseases, Methods and Protocols , 2, 45 16 0 20 40 60 80 100 120 Percent inhibition (IL - 17 α ) - 99.5 % Interleukin 17 - alpha T - cells are polarized to Th1 and Th17 cells, the latter of which drives the production of IL17a which further upregulates the migratory action of pro - inflammatory cells and further inflammatory cell activation.

Confidential – For Internal Use Only. VYN201 Rheumatoid Arthritis murine model (intra - articular)

VYN201: CAIA Mouse Model of Arthritis – Paw Thickness Marked inhibition of paw thickening/swelling CAIA = Collagen Antibody Induced Arthritis; IA = Intra - articular; IP = Intraperitoneal 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 Baseline Day 3 Day 4 Day 5 Day 6 Day 7 Day 8 Day 10 Day 12 Paw thickness treated leg (mm) VYN201 Vehicle IA VYN201 10mg/kg IA VYN201 1mg/kg IA VYN201 0.1mg/kg IA VYN201 0.01 mg/kg IA Dexamethasone 1mg/kg IP Dexamethasone 1mg/kg IA Inflammatory arthritis was induced in BALB/C mice using a mixture of four arthritogenic MAbs by IV injection at Day 0 and was further challenged with an LPS IV injection at Day 4 (N=7/treatment group). VYN201 treatment groups received 50µl intra - articular (IA) doses of VYN201 at 0, 0.01, 0.1, 1 or 10mg/kg on Days 0, 3, 6 and 9. Dexamethasone control animals received 50 µl of 10mg/kg IA on Days 0, 3, 6 and 9 or 1mg/kg intraperitoneal (IP) on each treatment day (Day 0 - 11). Treatment response was evaluated based on an assessment of paw thickening/swelling. Paw thickening commences at study days 5/6 (expected) Both VYN201 1 & 10mg/kg superior to dexamethasone IA 10mg/kg Marked inhibition of paw thickening for the VYN201 1 & 10mg/kg dose levels and in line with 1mg/kg dexamethasone systemic dose 18

VYN201: CAIA Mouse Model of Arthritis – Arthritis Score Demonstrated dose dependent reduction in disease severity *Scoring based on a five - point composite severity scale of redness, swelling of the ankles and wrists, and paw thickness. Scorin g ranges from 0 (normal) to 4 (extensive signs and symptoms of arthritis); CAIA = Collagen Antibody Induced Arthritis; IA = Intra - articular; IP = Intraperitoneal 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 Baseline Day 3 Day 4 Day 5 Day 6 Day 7 Day 8 Day 10 Day 12 Arthritis scoring treated leg VYN201 Vehicle IA VYN201 10mg/kg IA VYN201 1mg/kg IA VYN201 0.1mg/kg IA VYN201 0.01 mg/kg IA Dexamethasone 1mg/kg IP Dexamethasone 1mg/kg IA Arthritis severity quantifiable at study days 5/6 (expected) Marked inhibition of arthritis signs and symptoms for VYN201 at 1 & 10mg/kg dose levels with severity scores approaching “normal” (mean severity score <1) Both VYN201 1 & 10mg/kg superior to dexamethasone IA 10mg/kg 19 Clear dose - response demonstrated between VYN201 - treated groups

VYN201 1 & 10mg/kg results demonstrated the highest localized effect in the treated limb when compared to the untreated limbs (largest delta between treated and untreated limbs) VYN201: CAIA Mouse Model of Arthritis – Systemic Impact Demonstrated localized effect -0.50 0.00 0.50 1.00 1.50 2.00 Baseline Day 3 Day 4 Day 5 Day 6 Day 7 Day 8 Day 10 Day 12 Paw thickness (mm) Δ untreated - treated leg VYN201 Vehicle IA VYN201 10mg/kg IA VYN201 1mg/kg IA VYN201 0.1mg/kg IA VYN201 0.01 mg/kg IA Dexamethasone 1mg/kg IP Dexamethasone 1mg/kg IA Paw Thickness -1.50 -0.50 0.50 1.50 2.50 3.50 Baseline Day 3 Day 4 Day 5 Day 6 Day 7 Day 8 Day 10 Day 12 Arthritis scoring Δ untreated - treated leg VYN201 Vehicle IA VYN201 10mg/kg IA VYN201 1mg/kg IA VYN201 0.1mg/kg IA VYN201 0.01 mg/kg IA Dexamethasone 1mg/kg IP Dexamethasone 1mg/kg IA Arthritis Score *Scoring based on a five - point composite severity scale of redness, swelling of the ankles and wrists, and paw thickness. Scorin g ranges from 0 (normal) to 4 (extensive signs and symptoms of arthritis); CAIA = Collagen Antibody Induced Arthritis; IA = I ntr a - articular; IP = Intraperitoneal Treatment effect for VYN201 treated animals was dose - dependent over the dose range 0.01 to 10mg/kg 20

VYN201: CAIA Mouse Model of Arthritis – Histopathology Joint histopathology confirmed arthritis clinical scoring & local effect 21 VYN201 10mg/kg treatment group Untreated right paw Arthritis score 4 “severe” Severe inflammation with destruction of both cartilage and bone. Inflammation marked with asterisk; damage to bone marked with a blue arrow; inflammatory cells and cellular debris in the joint space marked with red arrow; damage to cartilage marked with black arrow; scale bar - 100µm Treated left paw Arthritis score 0 “within normal limits” No evidence of inflammatory cell infiltrate in the joint spaces.

Confidential – For Internal Use Only. VYN201 Anti - fibrosis/scarring murine model (topical)

Female hairless mice (n=4/group) had two identical 10mm incisions made either side of the flank. Animals were topically dosed 1X daily with 100mg VYN201 vehicle, VYN201 1% or a hydroalcoholic gel* until each wound had completely healed • Statistically significant difference (p<0.05) in composite global external healing score for VYN201 1% compared to Hydroalcoholic gel from Day 8 • Complete healing occurred for VYN201 1% and VYN201 vehicle approximately 5 days earlier compared to Hydroalcoholic gel (Mean day to heal:15.5 vs. 21 days) *A negative control known to delay wound healing Global External Lesion Score is a composite severity score of lesion length, width, swelling and visibility Fibrotic tissue mass is scored on a 4 - point severity scale: 0=No tissue mass; 1=small tissue mass; 2=moderate tissue mass; 3=la rge tissue mass • Animals treated with VYN201 1% had statistically significant less tissue mass/fibrosis compared to VYN201 vehicle or Hydroalcoholic gel, indicative of the known anti - fibrotic mechanism for BET inhibition ( P <0.05 for VYN201 1% compared to VYN201 vehicle and Hydroalcoholic gel) VYN201: Demonstrated Anti - Fibrotic Activity without Delay in Healing Time in Murine Skin Healing Model 23 0 2 4 6 8 10 12 14 16 18 20 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 Global External Lesion Healing Score Treatment Day VYN201 Vehicle VYN201 1% Hydroalcoholic gel 0.0 0.5 1.0 1.5 2.0 2.5 3.0 VYN201 1% VYN201 Vehicle Hydroalcoholic gel Fibrotic Tissue Mass Score

VYN201: Little Evidence of Residual Swelling
and Macular Wound Appearance in Murine Skin Healing Model



VYN201 Vehicle

- Still evidence of minor swelling around incision sites



VYN201 1%

- Little evidence of residual swelling
- Wound appears more macular in nature compared to VYN201 vehicle or the hydroalcoholic gel
- Incision sites appear less distinct and leave a more aesthetic outcome compared to other treatments



Hydroalcoholic gel

- Moderate swelling clearly evident at end of treatment
- Although healed, residual scabbing still remains
- Incision sites clearly visible

VYNE™ THERAPEUTICS

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Confidential – For Internal Use Only. VYN201 Idiopathic pulmonary fibrosis murine model (intra - nasal)

VYN201: Bleomycin-induced mouse model of idiopathic pulmonary fibrosis
Histopathology Images

Lung fibrosis is induced in C57bl/6 mice using bleomycin at a dose of 4U/kg once daily by intranasal administration (N=10/treatment group). VYN201 treatment groups received nebulized, intra-nasal doses at 0, 0.06, 0.6 and 3mg/ml and bleomycin concomitantly for 21 days. A sham group received vehicle only.


Group I
B
A

Sham control

A: Normal lung parenchyma with open airways and airspaces.
B: Conducting airway


Group II
C
B
D
C

Bleomycin control

B: Conducting airway
C: Fibrotic lesions with abundant cellularity
D: Sporadic airways


Group III
A
E
F
B
F

Bleomycin + 0.06mg/ml VYN201

A: Normal lung parenchyma with open airways and airspaces.
B: Conducting airway
E: Less severe localized fibrosis: parenchyma
F: Less severe localized fibrosis: airway

26

Confidential – For Internal Use Only. VYN201 Ex vivo human skin explant vitiligo model (topical)

28 • Stimulated and vehicle treated RHE demonstrated a significant upregulation of MMP9, relative to unstimulated and untreated control • VYN201 markedly reduced the expression of MMP9 in a dose - dependent manner with a maximal effect at the 1% concentration • VYN201 1% reduced the secretion of MMP9 by 94.7%, relative to stimulated vehicle and numerically superior to ruxolitinib 1.5% VYN201: Human Tissue Model of Vitiligo – Demonstrated Inhibition of MMP9 100 894 34 63 725 880 73 0 200 400 600 800 1000 1200 Untreated CTL Vehicle VYN201 - 1% VYN201 - 0.1% VYN201 - 0.01% VYN201 - 0.001% Rux 1.5% Ø TNF - α/ IFN - γ TNF - α 12 ng/ml/IFN - γ 12 ng/ml MMP - 9 secretion (% untreated unstimulated CTL) Reconstituted human epithelial (RHE) skin cultures were treated with a TNF - α and IFN - ɣ cytokine cocktail to induce a vitiligo phenotype melanocytorrhagy (loss of melanocyte), upregulation of MMP9 and soluble E - cadherin). 24hr prior to stimulation, RHE samples were topically treatment with VYN201 at varying concentrations and topical ruxolitinib 1.5% cream at 3 mg/cm 2 94.7%

VYN201: Human Tissue Model of Vitiligo – Reduction of Soluble E - cadherin • Stimulated and vehicle - treated RHE demonstrated a significant upregulation of soluble E - cadherin, relative to unstimulated control • VYN201 affects a dose - dependent reduction in solubilized E - cadherin • VYN201 was numerically superior to topical ruxolitinib cream 1.5% 100 328 221 181 359 422 488 0 100 200 300 400 500 600 700 800 Untreated CTL Vehicle VYN201 - 1% VYN201 - 0.1% VYN201 - 0.01% VYN201 - 0.001% Rux 1.5% Ø TNF - α/ IFN - γ 12ng/ml TNF - α/ 12 ng/ml IFN - γ Soluble E - cadherin (% untreated unstimulated CTL) 29

VYN201: Human Tissue Model of Vitiligo – Effect on Melanocyte Retention 30 498 100 35 367 290 36 9 0 100 200 300 400 500 600 700 Unstimulated control Stimulated control Stimulated + Vehicle Stimulated + VYN201 1% Stimulated + VYN201 0.1% Stimulated + VYN201 0.01% Stimulated + VYN201 0.001% Relative melanin content in basal layers (% relative to the stimulated control) Note: Melanin content in skin cultures treated with ruxolitinib 1.5% cream was immeasurable due to tissue intolerance to tre atm ent • Stimulated and vehicle - treated RHE demonstrated a significant loss in melanin content, relative to unstimulated control • VYN201 substantially prevents the loss of melanin pigment in the basal layers of skin in a dose dependent manner • Residual melanin levels for VYN201 1% was approximately 10 - fold higher than vehicle, retaining approximately 75% of melanin relative to unstimulated control

VYN201: Human Tissue Model of Vitiligo - Histology

Micrographic images of TRV immuno-stained induced RHE specimens demonstrating the preservation of melanocytes in the basal layer of samples treated with VYN201 1%


Basal layer

Unstimulated and untreated control

Melanocytes remain at or close to the basal layer implying that E-cadherin adhesion is still functional.


Melanocyte migration

Stimulated and Vehicle treated

Clear evidence of melanocyte adhesion disruption, melanocyte detachment and migration through the skin.


Retention of melanocytes at the basal layer

Stimulated and VYN201 1% treated

VYN201 1% prevents detachment and subsequent loss of melanocytes from the basal layer implying that E-cadherin adhesion is still functional.

Keratinocytes (blue), melanocytes (green)

TRV: tyrosinase-related protein 1 (important enabler of melanogenesis)

31

VYNE THERAPEUTICS

Stimulated control Stimulated and VYN201 1% treated Transcriptome volcano plots of genes relevant to vitiligo (preliminary findings) Significant upregulation of cytokines IL6, IL1 α and β and TNF Basal layer VYN201: Human Tissue Model of Vitiligo – Gene regulation Significant downregulation of cytokines IL6, IL1 α and IL1 β and TNF and upregulation of the WNT pathway. IL6 and TNF below LLOQ of assay • Preliminary data suggests that VYN201 upregulates the WNT pathway. Could be important in proactively supporting melanogenesis. LLOQ: Lower Limit Of Quantification

*Pending concurrence with US FDA. Phase 1a/b design comprising of: Phase 1a Part A single ascending / multiple ascending dose cohort in healthy volunteer participants for up to 2 weeks of once daily treatment. • Primary objective is to identify safe starting doses for vitiligo patients in Phase 1b portion of the study. • Assessments will include TEAEs, pharmacokinetics and local skin tolerance assessments. Phase 1b Part Treatment on the face and target lesion(s) on trunk of non - segmental vitiligo patients for 8 weeks of once daily treatment.* • Dose level(s) will be selected based on findings from the Phase 1a portion of the study. • Assessments will include TEAEs, pharmacokinetics, local skin tolerance assessments, efficacy (F - VASI), biomarkers (from biopsy), photography. • Pending additional supporting non - clinical information, dose duration is planned to be extended. VYN201: First in Human Phase 1 Study Design in Non - Segmental Vitiligo*

Targeted Clinical Milestones through 2023

Driving Pipeline to Proof-of-Concept

Target	Candidate Selection	Preclinical	Clinical Trials	Near-Term Catalysts
FMX114 **(tofacitinib/fingolimod gel)** Mild-to-moderate Atopic Dermatitis	Phase 1b/2a			**Phase 1b: Completed** **Phase 2a: Enrollment Complete; TLR expected end of July/early Aug. 2022**
VYN201 Locally administered Pan-BD BET inhibitor	Vitiligo (topical administration) IND-enabling studies underway Undisclosed indication (non-topical administration)			**2H 2022: FPI Phase 1 for Vitiligo** **2023: Clinic-ready**
VYN202 Oral BD2 BET inhibitor[1]	Candidate Selection process underway			**2022: Candidate Selection**

Exclusive Access to Library of NCE BET Inhibitors for Any Indication Worldwide

1. Initial indication for VYN202 to be communicated following candidate selection, exercise of option and completion of requisite pre-clinical evaluations

TLR = Top Line Results; FPI = First Patient In/Enrolled

VYNE™ THERAPEUTICS

34

Confidential – For Internal Use Only. Thank you!